Exhibit 16

NUVEEN MUNICIPAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Tennessee Municipal Bond Fund, a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 29th day of May 2020.

/s/ Jack B. Evans

Jack B. Evans

NUVEEN MUNICIPAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Tennessee Municipal Bond Fund, a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 29th day of May 2020.

/s/ William C. Hunter

William C. Hunter

NUVEEN MUNICIPAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Tennessee Municipal Bond Fund, a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 28th day of May 2020.

/s/ Albin F. Moschner

Albin F. Moschner

NUVEEN MUNICIPAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Tennessee Municipal Bond Fund, a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 28th day of May 2020.

/s/ John K. Nelson

John K. Nelson

NUVEEN MUNICIPAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Tennessee Municipal Bond Fund, a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 1st day of June 2020.

/s/ Judith M. Stockdale

Judith M. Stockdale

NUVEEN MUNICIPAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Tennessee Municipal Bond Fund, a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 29th day of May 2020.

/s/ Carole E. Stone

Carole E. Stone

NUVEEN MUNICIPAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Tennessee Municipal Bond Fund, a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 29th day of May 2020.

/s/ Terence J. Toth

Terence J. Toth

NUVEEN MUNICIPAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) her true and lawful attorney-in-fact and agent, for her on her behalf and in her name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Tennessee Municipal Bond Fund, a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as she might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set her hand this 29th day of May 2020.

/s/ Margaret L. Wolff

Margaret L. Wolff

NUVEEN MUNICIPAL TRUST

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned, a trustee of the above-referenced Massachusetts business trust (the “Trust”), hereby constitutes and appoints MARK CZARNIECKI, KEVIN J. McCARTHY, DIANA R. GONZALEZ, CHRISTOPHER M. ROHRBACHER, MARK L. WINGET, GIFFORD R. ZIMMERMAN and ERIC F. FESS, and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him on his behalf and in his name, place and stead, in any and all capacities, to sign, and execute and file one or more Registration Statements on Form N-14 under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, including any amendment or amendments thereto, with all exhibits, and any and all other documents required to be filed with any regulatory authority, federal or state, relating to the reorganization of Nuveen Tennessee Municipal Bond Fund, a series of Nuveen Multistate Trust III, into Nuveen All-American Municipal Bond Fund, a series of the Trust, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned trustee of the above-referenced organization has hereunto set his hand this 1st day of June 2020.

/s/ Robert L. Young

Robert L. Young